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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 13, 2009

RIVERSOURCE LARGE CAP VALUE FUND (PROSPECTUS DATED SEPT. 29, 2008)   S-6246-99 J

On Jan. 8, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Large Cap Value Fund (the Fund) into RiverSource Equity Value Fund, a fund that seeks to provide shareholders with growth of capital and income. More information about RiverSource Equity Value Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

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S-6246-3 A (1/09)